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Exhibit 10.65

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT						1. CONTRACT ID CODE	PAGE OF PAGES
						J	1 31

2.	AMENDMENT/MODIFICATION NO. P00008		3. EFFECTIVE DATE 21-Feb-2008	4.	REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)

6.	ISSUED BY	CODE	M67854	7.	ADMINISTERED BY (If other than item 6)	CODE	S1103A

	MARCORSYSCOM ATTN CT/LYNN FRAZIER 2200 LESTER STREET QUANTICO VA 22134-5010				DCMA ATLANTA ATTN: KAREN BENNER, 2300 LAKE PARK DRIVE SUITE 300 SMYNRA GA 30080	SCD:	A

8.	NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)				9A. AMENDMENT OF SOLICITATION NO.

	FORCE PROTECTION INDUSTRIES, INC DAMON WALSH				9B. DATED (SEE ITEM 11)

	9801 HIGHWAY 78, #1 LADSON SC 29456			X	10A. MOD. OF CONTRACT/ORDER NO. M67854-06-C-5162

CODE 1EFH8		FACILITY CODE		X	10B. DATED (SEE ITEM 13) 11-Aug-2006

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.
Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter; provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (B).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(b) and FAR 6.302-4

D. OTHER (Specify type of modification and authority)

B.	IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: hamptonc081003
Modification issued to order 174 additional Mastiff MK2 (Cougar 6x6l) vehicles for the United Kingdom Ministry of Defense in accordance with the configuration requirements as defined in FPII's February 14, 2008, attachment; extend the period of performance for Field Service Representatives (FSR) by one more year for each current FSR; provide for additional FSR support; purchase of battery powered motorized traversing units, spares, workshop infrastructure sets, and special tool sets.

This modification also incorporates special contract requirements for Field Service Representatives in Iraq and Afghanistan. In addition, provisions are incorporated to allow for definitization of the not to exceed prices incorporated in this modification.
NOTE: FPII Technical Representative for this modification, Susan Harp, can be reached at 843-574-7157.
All other terms and conditions remain in effect.
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, is heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING/OFFICER (Type or print)
OTIS BYRD		CARL V. BRADSHAW / CONTRACTING OFFICER
DIRECTOR OF CONTRACTS		TEL: (703) 432-4825 EMAIL: carl.bradshaw@usmc.mil

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ OTIS BYRD (Signature of person authorized to sign)	2/21/2008	BY /s/ Carl V. Bradshaw (Signature of Contracting Officer)	22-Feb-2008

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A—SOLICITATION/CONTRACT FORM

  The total cost of this contract was increased by $115,167,467.00 from $71,258,176.16 to $186,425,643.16.
  The Authority USC 41 checkbox not checked has been added.
  The Authority USC 10 checkbox has changed from checked to not checked.
  The Authority USC 10 4 has been deleted.

SECTION B—SUPPLIES OR SERVICES AND PRICES

CLIN 0110 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0110		25	Each	$[***]	$[***]NTE
Mastiff MK2—Lot 1
FFP
FMS CASE: UK-P-LTQ, MILSTRIP: PUK245/7351/6001/0LTO; RSN: 008;
PURCHASE REQUEST NUMBER: M6785408RCF0051AA
The vehicle will be a 6x6 Cougar vehicle similar in configuration as those delivered previously under this contract, modified to reflect configuration changes identified in document entitled Mastiff MK2 CONFIGURATION 2-14-08, copy of which is attached to this modification. Early delivery of vehicles is acceptable.
FOB: Origin

				NET AMT	$[***]
	ACRN BP				$[***]
CIN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0111 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0111		2	Each	$[***]	$[***]NTE
Mastiff MK2—Lot 2
FFP
FMS CASE: UK-P-LTQ, MILSTRIP: PUK245/7351/6011/0LTQ; RSN: 009;
PURCHASE REQUEST NUMBER: M6785408RCF0051AB
The vehicle will be a 6x6 Cougar vehicle similar in configuration to those delivered previously under this contract, modified to reflect configuration changes identified in document entitled Mastiff MK2 CONFIGURATION 2-14-08, copy of which is attached to this modification. Early delivery of vehicles is acceptable.
FOB: Origin

				NET AMT	$[***]
	ACRN BM				$[***]
CIN: 000000000000000000000000000000
CLIN 0112 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0112		150	Each	$[***]	$[***] NTE
Transversing Units
FFP
FMS CASE: UK-P-LTQ, MILSTRIP: PUK245/7036/6020/0LTQ; RSN: 007;
PURCHASE REQUEST NUMBER: M6785408RCF0051AC
Battery Powered Motorized Transversing Units. Early delivery of units is acceptable.
FOB: Origin

				NET AMT	$[***]
	ACRN BN				$[***]
CIN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0113 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0113		72	Months	$[***]	$[***]NTE
Field Service Representative—Lot 1
FFP
FMS CASE: UK-P-LTQ, MILSTRIP: PUK244/7351/6021/0LTQ; RSN: 010;
PURCHASE REQUEST NUMBER: M6785408RCF0051AD
Extend FSR services. Extension for 6 FSR's from 25 Feb 2008 to 24 Feb 2009. This category FSR is for Specialist Welder and Mechanic/Welder.
FOB: Origin

				NET AMT	$[***]
	ACRN BQ				$[***]
CIN: 000000000000000000000000000000
CLIN 0114 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0114		12	Months	$[***]	$[***] NTE
Field Service Representative—Lot 2
FFP
FMS CASE: UK-P-LTQ, MILSTRIP: PUK244/7351/6023/0LTQ; RSN: 010;
PURCHASE REQUEST NUMBER: M6785408RCF0051AF
Extend FSR services—Extension for 1 FSR from 3 July 2008 to 2 July 2009. This rate is for FSR Maintenance Manager.
FOB: Origin

				NET AMT	$[***]
	ACRN BR				$[***]
CIN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0115 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0115		12	Months	$[***]	$[***]NTE
Field Service Representative
FFP
FMS CASE: UK-P-LTQ; MILSTRIP: PUK244/7351/6022/0LTQ; RSN: 010;
PURCHASE REQUEST NUMBER: M6785408RCF0051 AE
FSR services for Category II Vehicles—1 Additional FSR from 1 July 2008 to 30 June 2009. This FSR Rate is for Specialist Welder and Mechanic/Welders and will provide support as a roving FSR primarily for services to be performed in the UK.
FOB: Origin

				NET AMT	$[***]
	ACRN BS				$[***]
CIN: 000000000000000000000000000000
CLIN 0116 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0116		147	Each	$[***]	$[***] NTE
Mastiff MK2—Lot 3
FFP
FMS CASE: UK-P-LTR; MILSTRIP: PUK045/8022/6001/0LTR; RSN: 001;
PURCHASE REQUEST NUMBER: M6785408RCF0076 AA
The vehicle will be a 6x6 Cougar vehicle similar in configuration to those delivered previously under this contract, modified to reflect configuration changes identified in document entitled Mastiff MK2 CONFIGURATION 2-14-08, copy of which is attached to this modification. Early delivery of vehicles is acceptable. Vehicle Delivery requirements are as follows: 3 on June 30, 2008; 30 on 31 July 2008; 30 on 31 Aug 2008; 30 on 30 Sep 2008; 30 on 31 Oct 2008; and 24 on 30 Nov 2008.
FOB: Origin

				NET AMT	$[***]
	ACRN BV				$[***]
CIN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0117 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0117		1	Lot	$[***]	$[***] NTE
Mastiff Spares for Lot 3
FFP
FMS CASE: UK-P-LTR; MILSTRIP: PUK045/8022/6011/0LTR; RSN: 002;
PURCHASE REQUEST NUMBER: M6785408RCF0076AB
FOB: Origin

				NET AMT	$[***]
	ACRN BU				$[***]
CIN: 000000000000000000000000000000
CLIN 0118 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0118		12	Months	$[***]	$[***] NTE
FSR—Maintenance Manager for Lot 3
FFP
FMS CASE: UK-P-LTR; MILSTRIP: PUK045/8022/8001/0LTR; RSN: 004;
PURCHASE REQUEST NUMBER: M6785408RCF0076AC
In accordance with Statement of Work
FOB: Destination

				NET AMT	$[***]
	ACRN BZ				$[***]
CIN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0119 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0119		24	Months	$[***]	$[***] NTE
FSR—Mechanic Welder for Lot 3
FFP
FMS CASE: UK-P-LTR; MILSTRIP: PUK045/8022/8002/0LTR; RSN: 004;
PURCHASE REQUEST NUMBER: M6785408RCF0076 AD
In accordance with Statement of Work
FOB: Destination

				NET AMT	$[***]
	ACRN CA				$[***]
CIN: 000000000000000000000000000000
CLIN 0120 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0120		36	Each	$[***]	$[***] NTE
FSR-Mechanic Welder for Lot 3
FFP
FMS CASE: UK-P-LTR; MILSTRIP: PUK045/8022/8003/0LTR; RSN: 004;
PURCHASE REQUEST NUMBER: M6785408RCF0076 AE;
In accordance with Statement of Work.
FOB: Destination

				NET AMT	$[***]
	ACRN CB				$[***]
CIN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0124 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0124		2	Set	$[***]	$[***] NTE
Operator, Maintenance & Parts Catalogues
FFP
FMS CASE: UK-P-LTR; MILSTRIP: PUK045/8022/9001/0LTR; RSN: 003;
PURCHASE REQUEST NUMBER: M6785408RCF0076 AF
Current Catalogues for MRAP 6x6 Vehicles
FOB: Origin

				NET AMT	$[***]
	ACRN CC				$[***]
CIN: 000000000000000000000000000000
CLIN 0125 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0125		2	Each	$[***]	$[***] NTE
Workshop Infrastructure Sets for Lot 3
FFP
FMS CASE: UK-P-LTR; MILSTRIP: PUK045/8022/6012/0LTR; RSN: 002;
PURCHASE REQUEST NUMBER: M6785408RCF0076 AG
In accordance with Statement of Work.
FOB: Origin

				NET AMT	$[***]
	ACRN CE				$[***]
CIN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0126 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0126		12	Each	$[***]	$[***] NTE
Special Tool Sets for Lot 3
FFP
FMS CASE: UK-P-LTR; MILSTRIP: PUK045/8022/6013/0LTR; RSN: 002;
PURCHASE REQUEST NUMBER: M6785497RCF0076 AH
In accordance with Statement of Work
FOB: Origin

				NET AMT	$[***]
	ACRN CD				$[***]
CIN: 000000000000000000000000000000

SECTION C—DESCRIPTIONS AND SPECIFICATIONS

The following have been added by full text:

  ATTACHMENT

The following have been added by full text:

SHIP TO ADDRESS FOR THIRD PARTY DELIVERY:

The contractor is authorized to delivery to the following third party warehouse under this contract—Premier Logistics Solutions Warehousing LLC

904 Commerce Circle
Charleston, SC 29406-3002
Cage: 4WR19

PLACE OF PERFORANCE:

The place of performance may take place at either of the following locations:

a.
Force Protection Industries, Inc.

99801 Highway 78
Ladson, SC 29456
Cage: 1EFH8

b.
Premier Logistics Solutions Warehousing LLC

904 Commerce Circle
Charleston, SC 29406-3002
Cage: 4WR19

Mastiff MK2 CONFIGURATION 1-30-08
Contract No. M67854-06-C-5162

The configuration changes identified in Attachment A: MASTIFF MK2 SPECIFICATION of 2-14-08 are included in the unit price for CLINs 0110, 0111, and 0116:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DESCRIPTION / STATEMENT OF WORK

1.0    Introduction

This Statement of Work defines the effort required to procure and deliver version two of the Mastiff Protected Patrol Vehicles (MK2) to the United Kingdom Ministry of Defense (UK MoD). The contractor, Force Protection Industries Incorporated (FPII), shall provide warranties, parts blocks, and field support representatives.

2.0    Guidance Documents

MIL-STD-129P, dated 15 January 2004, Military Marking for Shipment and Storage
MIL-STD 2073, Standard Practice for Military Packaging
UK Letter of Request, dated 21 September 2007
UK Letter of Request (revision), dated 9 November 2007
UK Letter of Request (revision), dated 14 December 2007
STANAG 4107, Mutual Acceptance of Government Quality Assurance and Usage of the Allied Quality Assurance Publications
AQAP-2070, NATO Mutual Government Quality Process

3.0    Requirements

FPII shall build and deliver Mastiff MK2 vehicles as set forth under this contract. Visual and functional quality control inspections shall be performed at FPII on all Mastiff MK2 vehicles prior to delivery to the United Kingdom Defense Procurement Office.

Additional support shall include delivering Mastiff MK2, warranties, spares, special tools and test equipment (STTE) as well as providing Field Support Representatives (FSR) required to perform maintenance and support . FSR activity shall be contracted for one year.

3.1    Technical Compliance with Performance Specification.    FPII shall propose and deliver Mastiff MK2 vehicles which are compliant with the capabilities stated within the Performance Specifications. Technical compliance shall be based upon evidence (i.e. test or performance data) of ability of the platform to meet the requirements as set forth in the specification, as well as conformance to the delivery schedule.

3.1.2    Safety.    FPII shall deliver Mastiff MK2 vehicles that can be safely operated in harsh, improved road environments. FPII shall provide sufficient evidence of the safety of the platform, as defined by commercial and industrial standards in effect at the time of award of the contract. FPII shall minimize or eliminate hazards associated with the vehicle and its use.

3.2    Support

3.2.1    Supply Support.    FPII shall ship in place all vehicles, spares, special tools and test equipment, publications and Battery Powered Motorized Traversing Units (BPMTUs) added under this contract, citing the following In-Country/Mark For Address:

        NP Aerospace Ltd.
        Mastiff MK2 Integration Section
        473 Folehill Road
        Coventry CV6 5AQ, England.

The UK Ministry of Defense Freight Forwarder will arrange for all shipments to the UK or to the theater of operations.

3.2.2    Field Service Representatives.    FPII shall extend the current seven (7) Field Service Representatives (FSRs) under CLINs 0113 and 0114. FPII will also provide an additional one (1) FSR under CLIN 0115 to support operation and maintenance of the Mastiff MK1 as a roving FSR primarily in the UK as well as provide an additional six (6) FSRs under CLINs 0118, 0119 and 0120 to support the operation and maintenance of the Mastiff MK2 to

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Forward Operating Bases (FOB) in Afghanistan. The UK MoD requires the additional six (6) FSRs for Afghanistan with the following skill sets; One (1) maintenance manager. three (3) certified mechanic welders and two (2) specialist armor welders. FSRs shall possess certifications and experience in Automotive Technician Repair and Universal Air Conditioning Certification. FSR welders will be certified by FPII in armor welding.

FPII shall be responsible for the recruitment and deployment preparation process, to include medical and dental screening, and necessary travel documentation. Prior to deployment to theater, FSRs shall be suitably qualified and skilled in the operation and maintenance, troubleshooting, repair, service, warranty actions, training, and logistics functions required to support the Mastiff MK1 and MK2 at FPII. FPII shall equip FSRs with the necessary diagnostic equipment and special tools and test equipment (STTE) to support the Mastiff MK1 and MK2 in theater.

The UK Government shall provide subsistence, lodging, prompt (emergency) medical and dental treatment, personal protective equipment and clothing as required and secure transportation within theater. Secure travel is defined as military fixed-wing or rotary-wing aircraft, STANAG Level III-A armored vehicles to include armored combat vehicles and up-armored troop transport vehicles.

The UK Government shall, within 60 calendar days of award of this modification, provide a pick-up truck for use by FSRs at each Theater of Operations.

FSRs shall have dedicated work location access to a secure internet site to view technical data packages, order repair parts, and for e-mail communication to complete assigned tasks. FPII will provide for Broadband Internet Access for these FSRs in each Theater of Operation during the performance periods identified for CLINS 0113,0114, 0115, 0118, 0119 and 0120.

FSRs shall be provided secure worksites, petroleum, oils and lubricants (POL) products, heavy lift capabilities (crane, fork lift, vehicle jacks, etc.), on-call Material Handling Equipment (MHE), storage, support personnel and other items to support Mastiff vehicles. Government owned parts, tools, vehicles, and materials under control of FPII FSRs shall be administered in accordance with FAR Subpart 45-402 and FAR Clause 52.245-2.

FSRs shall provide Intermediate Level Repair and replacement of major components of the Mastiff MK2 to maintain combat readiness. FSRs shall be responsible for Preventive Maintenance Services or Scheduled Services to ensure safe and efficient operation of the vehicle and its sub-components. FSRs shall provide the UK Operating Forces with a written schedule indicating the intervals with service to be performed at the prescribed FOB or site. FSRs shall perform scheduled services in accordance with the procedures outlined in the maintenance Technical Manual (TM) and maintenance shall be recorded in the service schedule maintenance database. FSRs shall also perform unscheduled maintenance, to include maintenance and supply actions resulting from Preventive Maintenance Checks and Services and PMS inspections, breakdowns, fair wear and tear as specified in the maintenance TM. Maintenance and supply actions not covered in the applicable maintenance TM shall be treated on a case-by-case basis and negotiated between the Contracting Officer (CO) and FPII.

Specific maintenance functions of the FSRs will also include inspection, receipt, de-processing, issue, transfer, service, diagnosis, maintenance of Line Replaceable Units (LRUs), and conduct battle damage assessment and repairs.

Mastiffs with catastrophic damage from combat action and require extensive repairs, will be referred to the CO or his designated representative for classification and disposition. The supported UK military activities are responsible for towing and evacuation of their vehicles. Dependent upon the details of the tactical situation, FSRs could be called upon to assess and assist with the recovery operations.

FPII will support inventory management and part ordering through the Government Program Office. Repair parts, to include warranty action shipments, shall be located at the central FOB. Movement of all repair parts shall be conducted by the supported UK military activities.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FSRs shall provide weekly equipment status readiness report to the UK MoD Mastiff PM or designated project officer. Readiness reports indicate overall readiness of equipment for mission capable, and ready status in the applicable TM. FSRs should have Broadband Internet Access provided and funded uner this contract in order to provide this report and pass technical information required to provide support of these vehicles.

FSRs shall conduct Operator New Equipment Training (OPNET) and Maintenance New Equipment Training (MNET), as required. FSR instructors shall also assist UK Operating Forces in the development of qualified trainers by participating in Train-the-Trainer sessions.

3.2.3    Forward Operating Base Facilities (FOB).    UK Forward Operating Base Facilities (FOB) shall provide an environmentally protected work area suitable for conducting 24-hour maintenance operations. The worksite shall have available facility power, or power generation equipment capable of 110VAC (nominal), 60Hz, 220VAC (nominal) 60Hz, or 220VAC (nominal) 50 Hz capable of uninterrupted supply of continuous amperage (10 KW, nominal) to operate one welder, one air compressor, one standard window mounted air conditioner, shop lights, small ventilation and exhaust fans, and hand-operated electric power tools. The supported UK military activities shall provide Petroleum, Oils, and Lubricants (POL) products required for maintenance and services. FOB shall provide the FSRs with overhead lift capabilities, dedicated equipment to support sustained lift of 12 tons, approximately 1/2 the vehicle weight. The FOB shall also provide basic material handling equipment to support supply and storage operations (e.g. single fork truck). FOB shall have suitable entry and egress for vehicles, overflow vehicle storage, storage space for bulk POL provisioned separately, disposal of waste POL products, and space for military shipment containers, ISO containers, CONEX containers or other secure storage containers for repair parts and tools. The worksite should also provide local telephone access. Additionally, FOB shall provide tire mounting equipment required for operations.

3.3    Technical Data

FPII shall provide Manufacturers Bill of Material (MBOM) to identify the configuration of the vehicle and all associated parts. This data will support the design changes from Mastiff MK1 configuration to Mastiff MK2 configuration. The Purchaser will use this data to develop Mastiff MK2 Army Engineering Support Publications (AESP) using the previous Mastiff MK1 manuals. This data will further be used to modify the Purchaser's Mastiff training manuals.

3.4    Copyrighted Material—FPII shall identify copyrighted material, if any, and shall obtain the written approval of the copyright owner. FPII shall furnish appropriate copyright release giving both the U.S. and the UK Governments permission to reproduce and use copyrighted information.

3.5    Warranty Actions—The assigned FSRs shall make initial determination of warranty actions in accordance with the warranty statements provided in the prime contract. Maintenance or supply actions resulting from fair wear and tear, negligence, willful misuse, and combat damage may not be considered for warranty actions. Damage resulting from a lack of performance of Preventive Maintenance Checks and Services (PMCS) may not be eligible under warranty claims. Damage resulting from recovery operations will be treated as accident damage or combat damage and may also not be eligible for consideration under warranty claims. FPII's Warranty Statement is attached.

3.6    Program Management—FPII shall ensure that administration, logistics, financial, and other task requirements are duly organized in their Program Management to ensure full compliance. FPII management structure ensures overall quality of the vehicle program, as well as, assurance of compliance with the delivery schedule. FPII's designated UK Mastiff MK2 Program Manager serves as the principal representative throughout the contract performance and shall coordinate all activities related to successful performance of the contract including but not limited to coordination of training schedules, interface with logistics activities, conduct meetings with the Marine Corps Systems Command MRAP International Programs Office and UK Ministry of Defense personnel on program status.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.7    Marking and Packing—Each delivery order shall be marked in accordance with MIL-STD-129P. Each order shall be packaged in accordance with MIL-STD 2073, Standard Practice for Military Packaging (Method 10).

3.8    Delivery Dates—The delivery dates listed in Schedule F are contingent upon changes to be made to other USMC contracts that defer vehicle delivery on other contracts to accommodate the delivery schedule incorporated in this modification.

FSRS IN AFGHANISTAN AND IRAQ

The following have been added by full text:

SECTION D—PACKAGING AND MARKING

The following has been modified:

(1)    All shipping documents, both hardcopy DD250's and those in Wide Area Workflow (WAWF,) must cite the applicable FMS Case, MILSTRIP or Transportation Control Number (TCN), and RSN for each Contract Line Item (CLIN) shipped. This information can be found in Section B, under description of Supplies or Services as exampled below:

FMS CASE: UK-P-LTQ
MILSTRIP: PUK245/7351/6001/0LTQ
RSN: 008

For multiple shipments under one CLIN each shipment must have a unique Transportation Control Number (TCN) for tracking purposes. This TCN is made up of the 1st 14 characters of the MILTRIP followed by a three digit serial number for customs tracking purposes. For example the 1st shipment under CLIN 0110 would be PUK24573516001XX1, the 2nd would be PUK24573516001XX2, the 3rd would be PUK24573516001XX3 and so on until all items are shipped under that CLIN.

(2)    For customs purposes, all shipping documents must correctly identify the export value of the items shipped. For partial shipments, the total CLIN value must not be used, an actual value of the items being shipped under that document must be easily identified for customs personnel.

(3)    Each delivery order shall be marked in accordance with MIL-STD-129P.

(4)    Each order shall be packaged in accordance with MIL-STD 2073, Standard Practice for Military Packaging (Method 10)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

September 17, 2007
Force Protection Industries, Inc.
Blast & Ballistic Protected Vehicle Warranty

        Force Protection Industries, Inc. (the "Company") warrants the material and workmanship of its blast & ballistic protected vehicle (the "Vehicle") to be of good quality and free of defects for a period of one (1) year from the date of delivery to the customer. Delivery date for the Vehicle is defined as the DD Form 250 acceptance date. The Company warrants all spare parts for a period of ninety (90) days. This warranty does not extend to the Vehicle's engine, transmission, axles and other systems to the extent that such components are covered by third party OEM manufacturer warranties (list of pass-through warranties contained in Attachment 1).

        This warranty does not cover Vehicle defects caused by neglect, improper use or maintenance, intentional damage, unauthorized modifications or damage as a result of acts of war or terrorism. This warranty does not cover defects caused during the transportation of the vehicle from the place of customer acceptance and the final user location. Except as set forth herein, the Company makes no other representation or warranty, express or implied as to the Vehicle's condition, performance or fitness for its intended use, and in no event shall the Company be liable for any consequential or indirect damages whether such damages result from a defect otherwise covered by this warranty.

        Warranty claims shall be submitted to the Company within a reasonable time after discovery of any defect (see warranty claim procedure, Attachment 2). The company reserves the right to inspecting any vehicle prior to accepting any warranty claim. The Company's obligation under this Warranty is limited to making repairs or providing replacements parts for the defective material or workmanship, such determination to be made in the Company's sole discretion. This warranty does not provide the labor to replace the subject items; except as that which may be provided by the Company Field Service Representatives (FSRs) that are deployed to the vehicle location under contract by the customer.

        In addition to the warranty offered by the Company, the Company will, to the best of their ability, assist in the administration of third party OEM manufacturer warranties. The Customer is to contact the Company, when making all warranty claims; where possible the Company will process the claims to meet the requirements of the company or any third party OEM manufacturer warranties.

        The parties agree the intended use of the Vehicle may include operation in areas of war, civil unrest, insurgency or conflict and that as a result the Vehicle may be exposed to threat of ballistic and/or blast attack. The protective technology incorporated into the Vehicle is intended to minimize the effect of such ballistic and blast attack, however the customer acknowledges and expressly agrees that the Company makes no warranty or representation, express or implied, regarding the ability of the Vehicle to withstand such attack or the occupants to survive bodily injury or death. The customer assumes all risks associated with the use of the Vehicle and waives all claims against the Company arising from or related in any way to the operation and use of, or attack upon, the Vehicle. The Company reserves the right to exclude all warranty claims of whatever kind in the event that the subject defective material is determined to be the result of combat or acts of war. Furthermore, the Vehicle shall be excluded from any warranty claims following the first encounter with a blast event.

        The Vehicle incorporates the Company's proprietary blast protection technology and the customer agrees that it shall not itself, nor shall it knowingly allow any third party to, modify, reverse engineer or otherwise use or exploit such technology for its own purposes. The Customer shall not resell or transfer the Vehicle to any third party without the Company's prior written consent. This Warranty and all claims made hereunder shall be governed by the laws of the State of South Carolina.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX A—FORCE PROTECTION INDUSTRIES INC.

PASS-THROUGH WARRANTIES

  •
  Caterpillar (Engine)

        –     36 months, or...

        –     150,000 miles, or...

        –     3,600 hours

        –     In-theater representation (Iraq, Kuwait and Afghanistan)

        –     Inspection Requirements

  •
  On-site

        –     Engine must be in a vehicle or static test facilities must be available

        –     ECU must be present

  •
  Evacuation

        –     Engine and ECU must be present

  •
  Allison (Transmission)

        –     24 months

        –     Miles/Hours—No limit

        –     In-theater representation (Kuwait)

        –     Inspection Requirements

  •
  Transmission must be in original vehicle

  •
  Cushman (Transfer)

        –     12 months, or...

        –     1,500 hours

        –     No on-site inspection

        –     Govt. must return unit to FPII via RMA process

  •
  FPII must return unit to OEM via RMA process

  •
  Marmon-Herrington (Axles)

        –     12 months, or...

        –     12,000 miles

        –     No on-site inspection

        –     Govt. must return unit to FPII via RMA process

  •
  FPII must return unit to OEM via RMA process

  •
  C.E. Niehoff (Alternator)

        –     12 months, or...

        –     1,500 hours, or...

        –     50,000 miles

        –     No on-site inspection

        –     Govt. must return unit to FPII via RMA process

  •
  FPII must return unit to OEM via RMA process

  •
  Spartan

        –     12 months

        –     Repair or replacement

        –     Pass-through warranties apply

        –     No on-site inspection

        –     Govt. must return unit to FPII via RMA process

  •
  FPII must return unit to OEM via RMA process

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX B—WARRANTY PROCEDURES—WARRANTY CLAIMS PROCESS
I. PURPOSE

A.
These Force Protection Industries, Inc. (FPII) instructions are provided to establish the warranty claim process for reporting product failures from the field, which occur within the prescribed vehicle warranty period and conditions.

B.
The warranty claim process is intended to provide for the initial reporting, corrective action, and tracking status of all warranty claims issued by the using unit.

C.
The warranty claim process is intended to facilitate problem identification and resolution in order to minimize vehicle down time.

II. METHODS OF REPORTING

A.    FPII Field Service Representatives (FSR) will act as the focal point for warranty claim submittals. If equipment is not maintained by an FPII FSR, user designated maintenance personnel shall follow the procedures listed below.

B.    FSRs will conduct initial investigation into all warranty claims and provide recommendation for disposition of warranty claim when reporting the problem.

C.    FSR analysis and investigation will ensure that timely and thorough corrective actions are taken in response to the reported warranty problem.

D.    In addition to normal reporting procedures, warranty claims will be submitted using the FPII Equipment Inspection and Maintenance Worksheet (FPII Form 2404). FSRs will communicate warranty claims to the FPII Integrated Logistics Support (ILS) Department, and send follow-up FPII Form 2404 to FPII via e-mail, to warranty@forceprotection.net. Non-FPII maintenance personnel may request a FPII Form 2404 from this address.

E.    FPII Form 2404 fields should be filled out by the submitting activity to capture all supporting data and facilitate warranty claim processing.

F.    FPII FSR will ensure that FPII Form 2404 is filled out properly and verify that reported failure occurred within the contractually prescribed warranty period.

G.    FPII FSR investigation may determine that failure was not caused by conditions covered under warranty. In this case, the FPII Form 2404 will be submitted as "Information Only," and any repair parts that are needed will be requisitioned by the using unit through the normal supply chain.

III. FPII WARRANTY ADMINISTRATOR

A.    FPII Warranty Administrator will maintain a database for each warranty claim.

B.    Warranty database will include:

  •
  FPII Form 2404 data

  •
  Vendor diagnosis (if applicable)

  •
  Replacement part(s) (if applicable)

  •
  Services performed (if applicable)

C.    FPII Warranty Administrator will coordinate all warranty actions, as needed, from major equipment vendors.

D.    FPII Warranty Administrator will direct additional failure analysis and/or diagnostic services as needed to resolve open issues.

E.    FPII Warranty Administrator will ensure that warranty replacement parts are shipped in a timely manner to the FSR at the vehicle's base location.

F.    FPII Warranty Administrator will direct, on a case-by-case basis, the distribution of warranty parts and/or systems. Parts or systems directed to be returned to FPII should be sent to:

Force Protection Industries, Inc.

ATTN: Warranty Manager
9801 Highway 78, Bldg. 6
Ladson, SC 29456 USA

IV. CLOSURE OF WARRANTY CLAIM

A.    Warranty claim may be considered closed when a cause has been identified and reported; corrective actions have been completed and documented; FPII has provided disposition instructions for the defective part/equipment; and disposition by using unit has been acknowledged and completed.

B.    Upon completion of warranty claim process, a close-out report will be issued by the FPII Warranty Administrator to include:

  •
  Results of FSR investigation

  •
  Results of failure analysis (if applicable)

  •
  Need for Safety Alerts or Technical Bulletins (if applicable)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

C.    During the time period beginning Jan 1, 2007 and ending Sep 15, 2007, FPII has processed twenty-three warranty sales orders.

MASTIFF MK2 CONFIGURATION 2-14-2008 REVISION A

1)
400 Amp Alternator with 10 rib belt

2)
22k axle on all wheel stations, acknowledging a 335 bolt circle (FPI will only rate it at 18,000 lb GAWR—front and 2 × 17,000 or 34,000 lb GAWR—rear)

3)
Reyco Fabricated Front Spring Hangers

4)
ILAV Front Bumper without the ILAV tow bar mounting brackets; tow bar to be supplied with the vehicle and shipped at the same time. (Delete front bumper tow bar mounting brackets

5)
Front towing eyes to be braced as per current Mastiff modification programme (Customer to verify cutout from red-line drawing); Add cut out to front towing support structure for shackle clearance.

6)
Koni shock absorbers on the front axle

7)
Rotation of central axle differential lock

8)
Modification of front wheel arches to avoid contact with wheels when suspension is at full compression.

9)
Trailer socket to interface with UK NATO standard plug; both front and rear will have female connector

10)
Removal of ladders on rear of vehicle and vehicle door

11)
No spall, except the S2 glass and armor on the rear door and the S2 glass for the V-shape hull; this also includes the provision of bosses.

12)
Delete Kevlar roof blankets

13)
Delete tire pressure labels

14)
Diver and Co-Driver seats only

15)
Delete crew seat base tops

16)
Delete A Frame on M-1114 ring mount

17)
Headache Racks and all Associated Mounting Hardware—Keep vertical support and mounting tabs only

18)
Delete crew windows on vehicle sides; Driver and commander side windows to be maintained.

19)
Two escape hatches in rear of vehicle

20)
Delete NBC unit, intake holes and harnesses

21)
Michelin J Rated Tires only

22)
2 × 51 US Gallon fuel tanks

23)
Delete gunners step

24)
UK specified headlights

25)
Delete personal weapon mounts—crew, driver, and co-driver

26)
Delete capsule side blast deflectors—keep front and rear blast deflectors

27)
Delete side door handles (those welded to the capsule)

28)
Delete Fire Extinguishers and Mounting

29)
Delete Rear Step and all Associated Mounting Hardware

30)
Pintle Hook—Keep mounting and pass-through

31)
Delete Tool Boxes and Mounting Studs

32)
Delete Winch, Controls, Mounting and Hardware

33)
Delete Side Marker Lights and Mounting from Front and Rear Fenders but keep harness

34)
2-Piece Seat Belt Brackets at Each Crew Position—keep brackets/vertical structure but no u-channel.

35)
"Red" Blackout Lights

36)
Retain Grote Dome Lights—current design is "velcro'd" to roof

37)
Retain Rear Antenna Mounts

38)
Retain Mastiff Roof Height

39)
Relocation of lines/harnesses underneath right front fender.

40)
Delete front side marker lights and mounting holes. Leave harness

41)
Delete rear side marker lights and mounting holes. Leave harness

42)
Delete left hand / right hand work lights and harnesses.

43)
Front and rear trailer harness to be female connector

44)
Delete inverter and associated cabling

45)
Delete 110V outlet in right rear of vehicle and interior 110V outlets

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

46)
Air Conditioning system to be of one type only—either Red Dot or Boosted Mobile Climate Control System.

47)
Windshield wiper system—bottle and filter only. Delete external wiper hardware.

48)
Delete PDM and cables

49)
Delete Go-Light

50)
Add the new 4" access hole within sugar scoop for antenna cable routing with associated ballistic cover welded to capsule

FSRS IN AFGHANISTAN AND IRAQ

The following have been added by full text:

MRAP FIELD SERVICE REPRESENTATIVE (FSR) SOW ADDENDUM

AI 22.1 Prohibition Against Human Trafficking, Inhumane Living Conditions, and Withholding of Employee Passports: The following mandatory requirement applies to all contracts with performance in Iraq and Afghanistan:

Prohibition Against Human Trafficking, Inhumane Living Conditions, and Withholding of Employee Passports (5 Nov 07): All contractors ("contractors" herein below includes subcontractors at all tiers) are reminded of the prohibition contained in Title 18, United States Code, Section 1592, against knowingly destroying, concealing, removing, confiscating, or possessing any actual or purported passport or other immigration document, or any other actual or purported government identification document, of another person, to prevent or restrict or to attempt to prevent or restrict, without lawful authority, the person's liberty to move or travel, in order to maintain the labor or services of that person, when the person is or has been a victim of a severe form of trafficking in persons.

        Contractors are also required to comply with the following provisions:

1)    Contractors shall only hold employee passports and other identification documents discussed above for the shortest period of time reasonable for administrative processing purposes.

2)    Contractors shall provide all employees with a signed copy of their employment contract, in English as well as the employee's native language that defines the terms of their employment/compensation.

3)    Contractors shall not utilize unlicensed recruiting firms, or firms that charge illegal recruiting fees.

4)    Contractors shall be required to provide adequate living conditions (sanitation, health, safety, living space) for their employees. Fifty square feet (50 sf) is the minimum acceptable square footage of personal living space per employee. Upon contractor's written request, contracting officers may grant a waiver in writing in cases where the existing square footage is within 20% of the minimum, and the overall conditions are determined by the contracting officer to be acceptable. A copy of the waiver approval shall be maintained at the respective life support area.

5)    Contractors shall incorporate checks of life support areas to ensure compliance with the requirements of this Trafficking in Persons Prohibition into their Quality Control program, which will be reviewed within the Government's Quality Assurance process.

6)    Contractors shall comply with international laws regarding transit/exit/entry procedures, and the requirements for work visas. Contractors shall follow all Host Country entry and exit requirements.

        Contractors have an affirmative duty to advise the Contracting Officer if they learn of their employees violating the human trafficking and inhumane living conditions provisions contained herein. Contractors are advised that contracting officers and/or their representatives will conduct random checks to ensure contractors and subcontractors at all tiers are adhering to the law on human trafficking, humane living conditions and withholding of passports.

        The contractor agrees to incorporate the substance of this clause, including this paragraph, in all subcontracts under his contract.

AI 25.2 Fitness for Duty and Limits on Medical / Dental Care in Iraq and Afghanistan: The following clause is mandatory for all contracts with performance in Iraq or Afghanistan. When DFARS 252.225-7040 is included, this mandatory language supplements paragraph (c)(2):

Fitness for Duty and Limits on Medical / Dental Care in Iraq and Afghanistan (5 Nov 07): The contractor shall perform the requirements of this contract notwithstanding the fitness for duty of deployed employees, the provisions

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

for care offered under this section, and redeployment of individuals determined to be unfit. The contractor bears the responsibility for ensuring all employees are aware of the conditions and medical treatment available at the performance. The contractor shall include this information and requirement in all subcontracts with performance in the theater of operations.

        The contractor shall not deploy an individual with any of the following conditions unless approved by the appropriate CENTCOM Service Component (ie. ARCENT, CENTAF, etc.) Surgeon: Conditions which prevent the wear of personal protective equipment, including protective mask, ballistic helmet, body armor, and chemical/biological protective garments; conditions which prohibit required theater immunizations or medications; conditions or current medical treatment or medications that contraindicate or preclude the use of chemical and biological protectives and antidotes; diabetes mellitus, Type I or II, on pharmacological therapy; symptomatic coronary artery disease, or with myocardial infarction within one year prior to deployment, or within six months of coronary artery bypass graft, coronary artery angioplasty, or stenting; morbid obesity (BMI >/= 40); dysrhythmias or arrhythmias, either symptomatic or requiring medical or electrophysiologic control; uncontrolled hypertension, current heart failure, or automatic implantable defibrillator; therapeutic anticoagulation; malignancy, newly diagnosed or under current treatment, or recently diagnosed/treated and requiring frequent subspecialist surveillance, examination, and/or laboratory testing; dental or oral conditions requiring or likely to require urgent dental care within six months' time, active orthodontic care, conditions requiring prosthodontic care, conditions with immediate restorative dentistry needs, conditions with a current requirement for oral-maxillofacial surgery; new onset (< 1 year)) seizure disorder, or seizure within one year prior to deployment; history of heat stroke; Meniere's Disease or other vertiginous/motion sickness disorder, unless well controlled on medications available in theater; recurrent syncope, ataxias, new diagnosis (< 1year) of mood disorder, thought disorder, anxiety, somotoform, or dissociative disorder, or personality disorder with mood or thought manifestations; unrepaired hernia; tracheostomy or aphonia; renalithiasis, current; active tuberculosis; pregnancy; unclosed surgical defect, such as external fixeter placement; requirement for medical devices using AC power; HIV antibody positivity; psychotic and bipolar disorders. (Reference: Mod 8 to USCENTCOM Individual Protection and Individual/Unit Deployment Policy, PPG-Tab A: Amplification of the Minimal Standards of Fitness for Deployment to the CENTCOM AOR).

        In accordance with military directives (DoDI 3020.41, DoDI 6000.11, CFC FRAGO 09-1038, DoD PGI 225.74), resuscitative care, stabilization, hospitalization at Level III (emergency) military treatment facilities and assistance with patient movement in emergencies where loss of life, limb or eyesight could occur will be provided. Hospitalization will be limited to emergency stabilization and short-term medical treatment with an emphasis on return to duty or placement in the patient movement system. Subject to availability at the time of need, a medical treatment facility may provide reimbursable treatment for emergency medical or dental care such as broken bones, lacerations, broken teeth or lost fillings.

        Routine and primary medical care is not authorized. Pharmaceutical services are not authorized for routine or known prescription drug needs of the individual. Routine dental care, examinations and cleanings are not authorized.

        Notwithstanding any other provision of the contract, the contractor shall be liable for any and all medically-related services or transportation rendered. In accordance with OUSD(C) Memorandum dated January 4, 2007, the following reimbursement rates will be charged for services at all DoD deployed medical facilities. These rates are in effect until changed by DoD direction.

        Inpatient daily rate: $1,918.00. Date of discharge is not billed unless the patient is admitted to the hospital and discharged the same day.

        Outpatient visit rate: $184.00. This includes diagnostic imaging, laboratory/pathology, and pharmacy provided at the medical facility.

AI 25.4 Quarterly Contractor Census Reporting. The following mandatory language in the Statement of Work applies to all contracts with contract employees performing in Iraq and Afghanistan:

Quarterly Contractor Census Reporting (12 Nov 07). The prime contractor will report upon contract award and then quarterly thereafter, not later than January, 1 April, 1 July and 1 October, to JCCI.J2J5J7@pco-iraq.net for Iraq and to BGRMPARC-A@swa.army.mil for Afghanistan the following information for the prime contract and all subcontracts under this contract:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(1)
The total number of contract employees performing on the contract who receive any support benefits, including but not limited to billeting, food, use of exchanges, laundry by host nation, US Nationals, and Third Country Nationals;

(2)
The total number of prime contract employees performing on the contract by host nation, US Nationals, and Third Country National;

(3)
The total number of subcontractor employees performing on the contract by subcontractor, host nation, US Nationals, and Third Country National;

(4)
The company names and contact information of its subcontractors at all tiers; and

(5)
The name of all company POCs who are responsible for entering and updating employee data in the Synchronized Predeployment & Operational Tracker (SPOT) IAW DFAR 252.225-7040 DOD class deviation 2007-O0004 or DFAR DOD class deviation 2007-O0010.

The following clause is added to the contract:

C.6.3.11 IRAQ SOCIOECONOMIC PROGRAM (5 Nov 07)

The Contractor shall maximize the employment, training, and transfer of knowledge, skills and abilities to the Iraqi workforce. The Contractor shall maximize utilization of Iraqi subcontractors and businesses. The offeror shall maximize utilization of material of Iraqi manufacture.

Iraqi First Program Definitions:

Employment means the total number of Iraqi citizens proposed by the offeror for the contract effort, and the total number of Iraqi citizens proposed for the contract effort by each subcontractor, to be directly employed, full or part time, during the life of the contract.

An "Iraqi" company (or subsidiary company) has a principal place of business located within Iraq and the majority shareholder is an Iraqi citizen.

An Iraqi citizen or employee is an individual whose ordinary residence is in Iraq and holds an Iraq-issued passport or Iraq residency papers.

Materiel of Iraqi manufacture includes all items where significant value is added, or a change of form, fit, and function, leading to the final form of the procured end item takes place, within the country of Iraq.

The contractor's efforts to encourage the Iraqi First program will be considered by the government in performance evaluations.

SECTION E—INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 0110:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government
The following Acceptance/Inspection Schedule was added for CLIN 0111:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Acceptance/Inspection Schedule was added for CLIN 0112:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government
The following Acceptance/Inspection Schedule was added for CLIN 0113:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government
The following Acceptance/Inspection Schedule was added for CLIN 0114:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government
The following Acceptance/Inspection Schedule was added for CLIN 0115:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government
The following Acceptance/Inspection Schedule was added for CLIN 0116:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government
The following Acceptance/Inspection Schedule was added for CLIN 0117:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government
The following Acceptance/Inspection Schedule was added for CLIN 0118:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government
The following Acceptance/Inspection Schedule was added for CLIN 0119:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government
The following Acceptance/Inspection Schedule was added for CLIN 0120:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government
The following Acceptance/Inspection Schedule was added for CLIN 0124:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government
The following Acceptance/Inspection Schedule was added for CLIN 0125:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Acceptance/Inspection Schedule was added for CLIN 0126:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

SECTION F—DELIVERIES OR PERFORMANCE The following Delivery Schedule item has been added to CLIN 0110:
DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
30-JUN-2008	25	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78, BLDG 1 LADSON SC 29456 843.740.7015 EXT 330 FOB: Origin
The following Delivery Schedule item has been added to CLIN 0111:
DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
30-JUN-2008	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78, BLDG 3 LADSON SC 29456 843.740.7015 EXT 330 FOB: Origin
The following Delivery Schedule item has been added to CLIN 0112:
DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
20-JUL-2008	150	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78, BLDG 1 LADSON SC 29456 843.740.7015 EXT 330 FOB: Origin

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Delivery Schedule item has been added to CLIN 0113:
DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
POP 25-FEB-2008 TO 24-FEB-2009	N/A	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78, BLDG 3 LADSON SC 29456 843.740.7015 EXT 330 FOB: Origin
The following Delivery Schedule item has been added to CLIN 0114:
DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
POP 03-JUL-2008 TO 02-JUL-2009	N/A	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78, BLDG 3 LADSON SC 29456 843.740.7015 EXT 330 FOB: Origin
The following Delivery Schedule item has been added to CLIN 0115:
DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
POP 01-JUL-2008 TO 30-JUN-2009	N/A	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78, BLDG 3 LADSON SC 29456 843.740.7015 EXT 330 FOB: Origin
The following Delivery Schedule item has been added to CLIN 0116:
DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
POP 30-JUN-2008 TO 30-NOV-2008	N/A	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78, BLDG 1 LADSON SC 29456 843.740.7015 EXT 330 FOB: Origin
The following Delivery Schedule item has been added to CLIN 0117:
DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
31-AUG-2008	1	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78, BLDG 1 LADSON SC 29456 843.740.7015 EXT 330 FOB: Origin

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Delivery Schedule item has been added to CLIN 0118:
DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
POP 31-MAY-2008 TO 30-MAY-2009	N/A	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78, BLDG 1 LADSON SC 29456 843.740.7015 EXT 330 FOB: Destination
The following Delivery Schedule item has been added to CLIN 0119:
DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
POP 31-MAY-2008 TO 30-MAY-2009	N/A	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78, BLDG 1 LADSON SC 29456 843.740.7015 EXT 330 FOB: Destination
The following Delivery Schedule item has been added to CLIN 0120:
DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
POP 30-JUN-2008 TO 30-JUN-2009	N/A	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78, BLDG 1 LADSON SC 29456 843.740.7015 EXT 330 FOB: Destination
The following Delivery Schedule item has been added to CLIN 0124:
DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
31-MAY-2008	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78, BLDG 1 LADSON SC 29456 843.740.7015 EXT 330 FOB: Origin

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Delivery Schedule item has been added to CLIN 0125:
DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
31-MAY-2008	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78, BLDG 1 LADSON SC 29456 843.740.7015 EXT 330 FOB: Origin
The following Delivery Schedule item has been added to CLIN 0126:
DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
31-MAY-2008	12	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78, BLDG 1 LADSON SC 29456 843.740.7015 EXT 330 FOB: Origin

SECTION G—CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

        As a result of this modification, the total funded amount for this document was increased by $115,167,467.00 from $71,258,176.16 to $186,425,643.16.

CLIN 0110:

Funding on CLIN 0110 is initiated as follows:

  ACRN: BP

  CIN: 000000000000000000000000000000

  Acctng Data: MILSTRIP: PUK245/7351/6001/0LTQ

  Increase: $14,262,500.00

  Total: $14,262,500.00

CLIN 0111:

Funding on CLIN 0111 is initiated as follows:

  ACRN: BM

  CIN: 000000000000000000000000000000

  Acctng Data: MILSTRIP: PUK245/7351/6011/0LTQ

  Increase: $1,141,000.00

  Total: $1,141,000.00

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0112:

Funding on CLIN 0112 is initiated as follows:

  ACRN: BN

  CIN: 000000000000000000000000000000

  Acctng Data: MILSTRIP: PUK245/7036/6020/0LTQ

  Increase: $1,340,100.00

  Total: $1,340,100.00

CLIN 0113:

Funding on CLIN 0113 is initiated as follows:

  ACRN: BQ

  CIN: 000000000000000000000000000000

  Acctng Data: MILSTRIP: PUK244/7351/6021/0LTQ

  Increase: $1,908,000.00

  Total: $1,908,000.00

CLIN 0114:

Funding on CLIN 0114 is initiated as follows:

  ACRN: BR

  CIN: 000000000000000000000000000000

  Acctng Data: MILSTRIP: PUK244/7351/6023/0LTQ

  Increase: $420,000.00

  Total: $420,000.00

CLIN 0115:

Funding on CLIN 0115 is initiated as follows:

  ACRN: BS

  CIN: 000000000000000000000000000000

  Acctng Data: MILSTRIP: PUK244/7351/6022/0LTQ

  Increase: $318,000.00

  Total: $318,000.00

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0116:

Funding on CLIN 0116 is initiated as follows:

  ACRN: BV

  CIN: 000000000000000000000000000000

  Acctng Data: MILSTRIP: PUK045/8022/6001/0LTR

  Increase: $83,863,500.00

  Total: $83,863,500.00

CLIN 0117:

Funding on CLIN 0117 is initiated as follows:

  ACRN: BU

  CIN: 000000000000000000000000000000

  Acctng Data: MILSTRIP: PUK045/8022/6011/0LTR

  Increase: $9,018,757.00

  Total: $9,018,757.00

CLIN 0118:

Funding on CLIN 0118 is initiated as follows:

  ACRN: BZ

  CIN: 000000000000000000000000000000

  Acctng Data: MILSTRIP: PUK044/8022/8001/0LTR

  Increase: $420,000.00

  Total: $420,000.00

CLIN 0119:

Funding on CLIN 0119 is initiated as follows:

  ACRN: CA

  CIN: 000000000000000000000000000000

  Acctng Data: MILSTRIP: PUK044/8022/8002/0LTR

  Increase: $636,000.00

  Total: $636,000.00

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0120:

Funding on CLIN 0120 is initiated as follows:

  ACRN: CB

  CIN: 000000000000000000000000000000

  Acctng Data: MILSTRIP: PUK044/8022/8003/0LTR

  Increase: $954,000.00

  Total: $954,000.00

CLIN 0124:

Funding on CLIN 0124 is initiated as follows:

  ACRN: CC

  CIN: 000000000000000000000000000000

  Acctng Data: MILSTRIP: PUK045/8022/9001/0LTR

  Increase: $2,210.00

  Total: $2,210.00

CLIN 0125:

Funding on CLIN 0125 is initiated as follows:

  ACRN: CE

  CIN: 000000000000000000000000000000

  Acctng Data: MILSTRIP: PUK045/8022/6012/0LTR

  Increase: $592,139.00

  Total: $592,139.00

CLIN 0126:

Funding on CLIN 0126 is initiated as follows:

  ACRN: CD

  CIN: 000000000000000000000000000000

  Acctng Data: MILSTRIP: PUK045/8022/6013/0LTR

  Increase: $291,261.00

  Total: $291,261.00

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION H—SPECIAL CONTRACT REQUIREMENTS
The following have been added by full text:

AFGHANISTAN AND IRAQ REQMTS

SPECIAL CONTRACT REQUIREMENTS

SECTION H—SPECIAL CONTRACT REQUIREMENTS

The following special conract requirement is added to the contract:

H8 AI 25.3 COMPLIANCE WITH LAWS AND REGULATIONS.

The Contractor shall comply with, and shall ensure that its personnel and its subcontractors and subcontractor personnel at all tiers obey all existing and future U.S. and Host Nation laws, Federal or DoD regulations, and Central Command orders and directives applicable to personnel in Iraq and Afghanistan, including but not limited to USCENTCOM, Multi-National Force and Multi-National Corps fragmentary orders, instructions and directives.

Contractor employees performing in the USCENTCOM Area of Operations are under the jurisdiction of the Uniform Code of Military Justice (UCMJ). Under the UCMJ, U.S. commanders may discipline contractor employees for criminal offenses. Contractors shall advise the Contracting Officer if they suspect an employee has committed an offense. Contractors shall not permit an employee suspected of a serious offense or violating the Rules for the Use of Force to depart Iraq or Afghanistan without approval from the senior U.S. commander in the country.

(End)

SECTION I—CONTRACT CLAUSES

The following have been added by reference:

52.232-32	Performance-Based Payments	JAN 2008
252.211-7003	Item Identification and Valuation	JUN 2005

The following have been added by full text:

CONTRACTOR FURNISHED MATERIEL

CONTRACTOR FURNISHED MATERIEL (CFM).

The contractor is authorized IAW FAR clause 52.251-1 to use DLA as a Source of Supply (SOS) via use of Contractor Furnished Materiel (CFM) Department of Defense Activity Address Code (DODAAC). Authorization enables contractor or authorized subcontractor to use DLA as first source of supply for DLA managed items in support of the contract. Any acquisition from DLA will be a direct transaction between the contractor and DLA. Use of DLA as a SOS will not relieve the contractor of performance under the terms of this contract. DLA will assist USMC CO and contractor and sub-contractors in coordination of required TAC information to build DODAACs to insure proper invoicing and payment.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

52.216-23 EXECUTION AND COMMENCEMENT OF WORK (APR 1984)

The Contractor shall indicate acceptance of this letter contract by signing three copies of the contract and returning them to the Contracting Officer not later than seven (7) calendar days. Upon acceptance by both parties, the Contractor shall proceed with performance of the work, including purchase of necessary materials.

(End of clause)

52.216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $57,583,733.50 dollars.

(b) The maximum amount for which the Government shall be liable if this contract is terminated is $57,583,733.50 dollars.

(End of clause)

252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)

(a) A fixed-price contract modification is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a detailed fixed price proposal and cost or pricing data supporting its proposal.

(b) The schedule for definitizing this contract is as follows (insert target date for definitization of the contract action and dates for submission of proposal, beginning of negotiations, and, if appropriate, submission of the make-or-buy and subcontracting plans and cost or pricing data).

Submission of detailed proposal:	March 15, 2008
Audit of proposal by DCAA:	April 28, 2008
Technical evaluation received:	April 28, 2008
Negotiations completed:	May 12, 2008
Conract Modificaiton Definitized:	May 27, 2008

(c) If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with subpart 15.4 and part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1) After the Contracting Officer's determination of price or fee, the contract shall be governed by—

(i) All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii) All clauses required by law as of the date of the Contracting Officer's determination; and

(iii) Any other clauses, terms, and conditions mutually agreed upon.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(2) To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d) The definitive contract resulting from this undefinitized contract action will include a negotiated firm-fixed price in no event to exceed $115,167,467.

(End of clause)

The following have been deleted:

52.232-32	Performance-Based Payments	FEB 2002

(End of Summary of Changes)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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  Exhibit 10.65